Exhibit 99.1

Sabre and Constellation Software Enter into Strategic Governance Agreement

Sabre Appoints Damian McKay to Board of Directors

as a Representative of Constellation

SOUTHLAKE, Texas and TORONTO, Ontario, March 5, 2026 — Sabre Corporation (NASDAQ: SABR) (“Sabre” or the “Company”), a leading global travel technology company, and Constellation Software Inc. (TSX: CSU) (“Constellation”) a global, diversified technology provider that manages and builds vertical market software businesses and a beneficial owner of approximately 12.7% of Sabre’s outstanding shares, today announced that following constructive discussions, the companies have entered into a strategic governance agreement. In connection with the agreement, Sabre will appoint Damian McKay, Chief Executive Officer of Vela Software Group, an operating group division of Constellation, to its Board of Directors.

Kurt Ekert, President and CEO of Sabre, commented: “We are pleased to reach this agreement with Constellation, which validates the progress we’ve made to sharpen our focus toward ushering in the next age of travel, underpinned by new and underpenetrated growth opportunities. We look forward to continuing to build a productive partnership together that focuses on long-term growth, durable returns, and accelerating innovation across the travel ecosystem.”

Gail Mandel, Chair of Sabre’s Board of Directors, commented: “We are pleased to welcome Damian to the Sabre Board. Damian is an experienced leader who brings a deep understanding of vertical market software businesses and the complex industries that they support. His perspective and relevant expertise will be valuable as Sabre continues to execute on our strategic priorities.”

Mark Miller, President of Constellation Software, commented: “Sabre is a great company in a highly attractive market. Global travel continues at record levels, and our investment in Sabre reflects our confidence in the Company. We are pleased to work with the Sabre Board and management team as a minority investor and long-term strategic partner.”

Damian McKay commented: “I am excited to join the Sabre Board. I am committed to contributing my experience to support Sabre’s continued success in delivering value to clients and shareholders.”

The terms of the strategic governance agreement will be filed as an exhibit to a Form 8-K with the U.S. Securities and Exchange Commission. In connection with the agreement, the Sabre Board will terminate the Company’s shareholder rights plan that was announced on March 1, 2026.

About Damian McKay

Mr. McKay currently serves as CEO of Vela Software Group, an operating group division of Constellation Software that acquires, manages and builds vertical market software businesses globally. McKay joined Vela in 2015 through its acquisition of Datamine, where he had served as CEO since 2012 and continued to serve as CEO until assuming his current role in 2020. Prior to Datamine, McKay served as General Manager of Energy Services for Australia and New Zealand at GE Energy, a division of General Electric at the time. Prior to GE Energy, McKay held sales roles at energy retailer, AGL Power, and electric utility companies, CitiPower and Powercor, in Australia. McKay currently serves as a member of the Constellation Software Advisory Board and on the Board of Directors of several private subsidiaries of

Constellation Software and Vela Software. McKay holds a Bachelor of Business from RMIT and Graduate Diploma in Applied Finance & Investment from the Securities Institute of Australia.

About Sabre

Powering the agentic revolution in travel. Sabre is an AI-native technology leader, backed by one of the world’s largest travel data clouds. Built on an open, modular, cloud-native architecture, Sabre serves as the backbone for both established leaders and bold, new disruptors, guiding them to the next age of travel retailing through intelligent, connected, and personalized experiences. With AI at its core and operating at unparalleled scale, Sabre transforms insights into innovation, empowering airlines, hoteliers, agencies and other partners to retail, distribute and fulfill travel worldwide.

About Constellation Software

Constellation’s common shares are listed on the Toronto Stock Exchange under the symbol “CSU”. Constellation acquires, manages and builds vertical market software businesses.

Sabre’s Website Information

We routinely post important information for investors on the Investor Relations section of our website, investors.sabre.com, on our LinkedIn account, and on our X account, @Sabre_Corp. We intend to use the Investor Relations section of our website, our LinkedIn account, and our X account as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investor Relations section of our website, our LinkedIn account, and our X account, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website, our LinkedIn account, or our X account is not incorporated by reference into, and is not a part of, this document.

To automatically receive Sabre financial news by email, please visit our Investor Relations website and subscribe to Email Alerts.

Forward-Looking Statements

Certain statements herein are forward-looking statements about trends, future events, uncertainties and our plans and expectations of what may happen in the future. Any statements that are not historical or current facts are forward-looking statements. In many cases, you can identify forward-looking statements by terms such as “outlook,” “pro forma,” “believe,” “momentum,” “confidence,” “position,” “plan,” “expect,” “encouraged,” “focus,” “optimistic,” “anticipate,” “will,” “long-term,” “sustainable,” “growth,” “accelerate,” “potential,” “opportunity,” “goal,” “estimate,” “commitment,” “temporary,” “continue,” “progress,” “possible,” “outcome,” “assume,” “challenge,” “enhance,” “guidance,” “strategy,” “on track,” “objective,” “target,” “pipeline,” “trajectory,” “benefit,” “forecast,” “estimate,” “project,” “may,” “should,” “would,” “intend,” or the negative of these terms, where applicable, or other comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Sabre’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. The potential risks and uncertainties include, among others, dependency on transaction volumes in the global travel industry, particularly air travel transaction volumes, the implementation and effects of our growth strategies, the completion and effects of travel platforms, exposure to pricing pressure in the Travel Solutions business, changes affecting travel supplier customers, maintenance of the integrity of our systems and infrastructure and the effect of any security incidents, our ability to recruit, train and retain employees, competition in the travel distribution industry and solutions industry, failure to adapt to technological advancements, implementation of software solutions, implementation and effects of new, amended or renewed agreements and strategic partnerships, dependence on establishing, maintaining and renewing contracts with customers and other counterparties and collecting amounts due to us under these agreements, dependence on relationships with travel buyers, the ability to achieve our cost savings and efficiency goals and the effects of these goals, our collection, processing, storage, use and transmission of personal data and risks associated with PCI compliance, the effects of cost savings initiatives, the effects of new legislation or regulations or the failure to comply with regulations or other legal requirements, use of third-party distributor partners, the financial and business results and effects of acquisitions and divestitures of businesses or business operations, including the sale of Hospitality Solutions, reliance on the value of our brands, reliance on third parties to provide information technology services and the effects of these services, the effects of any litigation, regulatory reviews and investigations, adverse global and regional economic and political conditions, risks related to global conflicts, risks arising from global operations, risks related to our significant amount of indebtedness, including increases in interest rates and our ability to refinance our debt, and tax-related matters.

SABR-F

Sabre Corporation:

Media:	Investors:
Nick Lamplough, Dan Moore, Dylan O’Keefe	Roushan Zenooz
Sabre-CS@collectedstrategies.com	sabre.investorrelations@sabre.com

For further information relating to Constellation:

Jamal Baksh

Chief Financial Officer

416-861-9677

info@csisoftware.com

www.csisoftware.com